THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK
OF
AXM PHARMA, INC.

No. EM-01	Void after September 1, 2020

This certifies that for good and valuable consideration previously provided to AXM Pharma, Inc., a Nevada corporation ("Company"), receipt of which is hereby acknowledged, Elliot Maza is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time prior to 5:00 p.m. Pacific time on September 1, 2020 (such date, as may be extended pursuant to the terms hereof, the "Expiration Date"), up to 560,000 shares of Warrant Stock (as defined below) at a price of $0.01 per share (the “Warrant Price”) upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Warrant Price for the shares of Warrant Stock so purchased in lawful money of the United States.  The Expiration Date, Warrant Price and the number and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

This Warrant is issued pursuant to that certain Separation Agreement dated as of September 1, 2010.

1.           Definitions.  The following definitions shall apply for purposes of this Warrant:

1.1           “Common Stock” means the common stock of the Company.

1.2           "Company" means the "Company" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

1.3           "Fair Market Value" of a share of Common Stock as of a particular date (the “Determination Date”) means:

(a)           If the Company’s Common Stock is traded on a registered national securities exchange or is quoted on NASDAQ or the OTC Bulletin Board, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b)           If the principal market for the Company’s Common Stock is the Pink Sheets, then the average of the closing bid and ask prices for the last trading day immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.4           "Holder" means any person who shall at the time be the registered holder of this Warrant.

1.5           “Successor” means (i) any entity that acquires all or substantially all of the assets or stock of the Company, or that results from the merger of, reorganization of, or consolidation with the Company, or otherwise succeeds to substantially all of the business of the Company, or (ii) in the case of a reverse merger in which the Company is the surviving entity, the Company; provided that the holders of record of the Company’s capital stock, in the aggregate, immediately prior to any of the foregoing transaction or series of related transactions shall possess at least 50% of the voting stock of such entity (or, in the case of a reverse merger, the Company) immediately after the transaction or transactions.

1.6           "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

1.7           "Warrant Price" means $0.01 per share of Warrant Stock. The Warrant Price is subject to adjustment as provided herein.

1.8           "Warrant Stock" means the Company’s Common Stock.  The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2.           Exercise.

2.1           Method of Exercise.  Subject to the terms and conditions of this Warrant, the Holder may exercise this Warrant in whole or in part, at any time or from time to time, before the Expiration Date, for up to 560,000 shares of Warrant Stock (the “Maximum Purchase Amount”), by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto or facsimile copy duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Holder by (ii) the Warrant Price or adjusted Warrant Price therefor, if applicable, as determined in accordance with the terms hereof.

2.2           Form of Payment.  Payment may be made by a check payable to the Company's order or wire transfer of funds to the Company.

2.3           Partial Exercise.  The Warrant shall be exercisable, at the election of the holder thereof, either in full or from time to time in part and, in the event that the Warrant is exercised in respect of fewer than all of the Warrant Stock issuable on such exercise at any time prior to the date of expiration of the Warrant, the Company shall, at the time of delivery of such certificate, deliver to such holder a new Warrant to purchase the remaining Warrant Stock, which new Warrant shall in all other respects be identical with the Warrant exercised, or, at the request of such holder, appropriate notation may be made on the Warrant exercised and such Warrant shall be returned to such Holder.

2.4           No Fractional Shares.  No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

2.5           Restrictions on Exercise.  This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations.  As a condition to the exercise of this Warrant, the Holder shall execute the subscription form attached hereto.

2.6           Net Exercise Election.  The Holder may elect to convert all or a portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

X = Y (A-B)
A

where	X =	the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.6.

	Y =	the purchase amount divided by the Warrant Price.

	A =	the Fair Market Value of one share of Warrant Stock as at the time the net exercise election is made pursuant to this Section 2.6

	B =	the Warrant Price.

3.           Issuance of Stock. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

4.           Adjustment Provisions.  The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

4.1           Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.1.  The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4.1 be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4.1) be in effect, and (b) the denominator is the Exercise Price then in effect on the date of such exercise.

4.2           Adjustment for Other Dividends and Distributions.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

4.3           Adjustment for Reorganization, Consolidation, Merger, Reverse Merger.  In case of (i) any reorganization, consolidation or merger of the Company resulting in a Successor, or (ii) any transfer of all or substantially all of the assets of the Company to a Successor, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger, or transfer, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger, or transfer, if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the Successor in such reorganization, consolidation, merger, or transfer (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such Successor's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, or transfer.

4.4           Notice of Adjustments.  The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant.  The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

4.5           No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

4.6           Reservation of Stock.  If at any time the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

5.           No Rights or Liabilities as Stockholder.  This Warrant does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

6.           No Impairment. The Company will not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

7.           Transfer.  Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant may be assigned, conveyed or transferred without the prior written consent of the Company to any trust or similar entity which is controlled by the Holder.  The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees, including any Successor of the Company.

8.           Governing Law.  This Warrant shall be governed by and construed under the internal laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws.

9.           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the address of the Holder at the last address furnished to the Company by the Holder in writing or, in the case of the Company, at the principal offices of the Company, or at such other address as any party or the Company may designate by giving five (5) days' advance written notice to all other parties.

10.         Amendment; Waiver. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.  Any amendment or waiver effected in accordance with this Section shall be binding upon Holder, each future holder of such securities, and the Company.

11.         Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

12.         Compliance with Securities Laws.  This Warrant and all shares of Warrant Shares or Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend substantially in the following form (in addition to any legend required by state securities laws or by any investors’ rights agreement or similar agreement):

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, OTHER THAN TO ANY OTHER PERSON OR ENTITY WHICH, DIRECTLY OR INDIRECTLY, CONTROLS, IS CONTROLLED BY OR IS UNDER COMMON CONTROL WITH, OR TO ANY PERSON OR ENTITY THAT IS A PARTNER OR MEMBER OF, THE HOLDER HEREOF.

12.         Terms Binding.  By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

13.         Counterparts.  This Warrant may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

*           *           *

Dated:  September 1, 2010

COMPANY:

By:	/s/ Wei-Shi Wang

Name: Wei-Shi Wang

Title: Chairman

AGREED AND ACKNOWLEDGED:

HOLDER:

By:	By: /s/ Elliot Maza

Name: Elliot Maza

Title:

[SIGNATURE PAGE TO WARRANT]

Exhibit 1

FORM OF SUBSCRIPTION
(To be signed only upon exercise of Warrant)

To:  AXM Pharma, Inc.

(1)           The undersigned Holder hereby elects to purchase                  shares of stock of AXM Pharma, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

OR

(1)           Net Exercise Election.  The undersigned Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to Section 2.6 of the Warrant.  This conversion is exercised with respect to __________ shares of stock of AXM Pharma, Inc. (the "Warrant Stock") covered by the Warrant.

[STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

                (2)           Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

Natural Person	Legal Entity

(Name)	(Name)

(Address)	(Address)

(City, State, Zip Code)	(City, State, Zip Code)

(Social Security Number)	(Federal Tax Identification Number)

(Date)	(Signature and Title of Holder)